UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K
                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 30, 1995




                       CAROLINA FIRST CORPORATION
         (Exact name of registrant as specified in its charter)



     South Carolina                  0-15083                   57-0824914
 (State of other juris-            (Commission                (IRS Employer
diction of incorporation)          File Number)           Identification Number)


          102 South Main Street, Greenville, South Carolina      29601
          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (803) 255-7900




                  The Exhibit Index appears on page 4 hereof.

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Item 2.  See Attached Press Release dated June 30, 1995.


Item 7. Financial Statements shall be filed as an amendment hereto no later than September 14, 1995.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CAROLINA FIRST CORPORATION

July 11, 1995                         By:       /s/ William S. Hummers III
                                                    William S. Hummers III
                                                    Executive Vice President

                             Exhibit Index

EXHIBIT

  2.1 Reorganization Agreement entered into as of November 14, 1994, as amended on May 1, 1995, by and among Carolina First Bank, Carolina First Corporation and Midlands National Bank. Incorporated by reference to Exhibit 2.1 of Carolina First Corporation's Registration Statement on Form S-4, Commission File No. 33-58805.

 20.1     Press Release dated June 30, 1995.